Exhibit 23.1

INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference of our report dated February 28, 2003 accompanying the financial statements of Earth Sciences, Inc. to the following Registration Statements:

Form                   Deemed/Declared Effective Date               File No.
----                   ------------------------------               --------
S-8                    June 10, 1997                                333-28851
S-8                    February 4, 1999                             333-71789
S-8                    September 10, 1999                           333-86885
S-8                    December 10, 1999                            333-92567
S-8                    March 2, 2000                                333-31454
S-8                    April 26, 2000                               333-35614
S-8                    November 15, 2000                            333-50014
S-8                    March 12, 2001                               333-56876
S-8                    July 20, 2001                                333-65480
S-8                    November 14, 2001                            333-73292
S-8                    May 17, 2002                                 333-88520
S-8                    November 15, 2002                            333-101217
S-3                    July 23, 1997                                333-25465
S-3                    September 22, 1997                           333-35135
S-3                    February 25, 1998                            333-46199
S-3                    February 25, 1998                            333-62173
S-3                    September 24, 1999                           333-76081
S-3                    February 2, 2000                             333-93075

of Earth Sciences, Inc. and to the use of our name and the statements with respect to us, as appearing under the heading "Experts" in such Registration Statements.

/s/ Hein + Associates LLP
-------------------------
HEIN + ASSOCIATES

Denver, Colorado
March 27, 2003